Exhibit 10.2

LICENSE AND RESEARCH AGREEMENT

AMENDMENT NO. 1

This License and Research Agreement Amendment No. 1 (this “Amendment No. 1”) is made effective as of October 20, 2017 (the “Amendment Effective Date”) by and between AIS Operating Co., Inc., f/k/a Alpine Immune Sciences, Inc., a Delaware corporation (“Alpine”), and Kite Pharma, Inc., a Delaware corporation (“Kite”), with reference to the following facts:

RECITALS

WHEREAS: Alpine and Kite entered into that certain License and Research Agreement, effective as of October 26, 2015 (the “Agreement”), pursuant to which, among other things, Alpine agreed to perform certain research services and further agreed to grant Kite certain licenses under technology and intellectual property rights controlled by Alpine and, in exchange for such services and licenses, Kite agreed to pay certain research support and license fees to Alpine, all as further described in the Agreement;

WHEREAS: Following the execution of the Agreement, effective as of July 24, 2017, Alpine changed its name from Alpine Immune Sciences, Inc. to AIS Operating Co., Inc. as part of a business combination with what was then known as Nivalis Therapeutics, Inc. and Nautilus Merger Sub, Inc.;

WHEREAS: Pursuant to Section 13.13 of the Agreement, the Agreement may be amended by a writing signed by Alpine and Kite which specifies the provisions of the Agreement that are thereby amended; and

WHEREAS: Alpine and Kite now desire to amend the Agreement to, among other things, extend the Research Term, update the Research Plan, and modify the payment terms for certain research support fees, all according to the terms, but subject to the conditions and limitations set forth in this Amendment No. 1.

AMENDMENT

NOW, THEREFORE, in consideration of the foregoing and the agreements set forth below, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Alpine and Kite (each a “Party” and together the “Parties”) hereby agree as follows:

1. The recitals set forth above constitute an integral part of this Amendment No. 1 and are incorporated herein by this reference with the same force and effect as if set forth herein as agreements of the Parties.

[****] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

2. Effective as of the Amendment Effective Date, Section 1.67 of the Agreement is hereby amended by deleting such section in its entirety and inserting the following in lieu thereof:

“1.67 “Research Term” means the period beginning on the Effective Date and ending on the earlier to occur of the following: [****]

3. Effective as of the Amendment Effective Date, Section 3.1(a) of the Agreement (Research Support) is hereby amended by deleting such section in its entirety and inserting the following in lieu thereof:

“(a) Research Support. Kite shall pay Alpine research support totaling Nine Hundred Thousand Dollars ($900,000) during the Term. The first (1st) installment of Four Hundred Fifty Thousand Dollars ($450,000) shall be due within thirty (30) days after the Effective Date. The second (2nd) installment of One Hundred Fifty Thousand Dollars ($150,000) shall be due [****]. The third (3rd) and final installment of Three Hundred Thousand Dollars ($300,000) shall be due [****]. The research support paid by Kite to Alpine under this Section 3.1(a) will be noncreditable and nonrefundable. For clarity, each Party shall bear its own costs and expenses in the performance of the Research Plan.”

4. Effective as of the Amendment Effective Date, the last sentence in Section 4.1(a) of the Agreement (Overview) is hereby amended by deleting such sentence in its entirety and inserting the following in lieu thereof:

“[****]”

5. Effective as of the Amendment Effective Date, Exhibit 4.1(b) of the Agreement (Research Plan) is hereby amended by deleting such exhibit in its entirety and inserting Schedule 1 attached hereto in lieu thereof.

6. Effective as of the Amendment Effective Date, the second sentence of Section 4.2(a) of the Agreement (Conduct and Related Responsibilities) is hereby amended by deleting such sentence in its entirety and inserting the following in lieu thereof:

“Kite shall pay Alpine the research support fees pursuant to Section 3.1(a).”

7. Except as modified herein, all of the provisions of the Agreement shall remain unchanged and in full force and effect. Capitalized terms used in this Amendment No. 1 and not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

[****] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

8. This Amendment No. 1 may be executed in counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one (1) instrument.

[Signature Page Follows]

[****] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

IN WITNESS WHEREOF, this Amendment No. 1 is hereby executed as of the Amendment Effective Date.

“ALPINE:”

AIS OPERATING CO., INC.,
f/k/a Alpine Immune Sciences, Inc.,
a Delaware corporation

By:	/s/ Mitchell H. Gold, M.D.

Name: Mitchell H. Gold, M.D.
Its: Chief Executive Officer

Address:	201 Elliott Ave West
Suite 230
Seattle, WA 98119

“KITE:”

KITE PHARMA, INC.,
a Delaware corporation

By:	/s/ David D. Chang, M.D., Ph.D.

Name:	David D. Chang, M.D., Ph.D.

Its:	EVP of R&D and CMO

[****] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

SCHEDULE 1

Exhibit 4.1(b)

Research Plan

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[****] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

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[****] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

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[****] DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION